UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 11, 2016

 Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36597	47-1016855
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

262 N University Drive Farmington, UT	84025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 447-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Supplemental Guarantor Financial Information

Vista Outdoor Inc. (“Vista Outdoor”) is filing with this Current Report on Form 8-K (this “Current Report”) the audited consolidated and combined financial statements of Vista Outdoor and its subsidiaries as of March 31, 2016 and 2015 and for each of the years in the three-year period ended March 31, 2016 to include additional guarantor information in Note 19, Condensed Consolidating Financial Statements. Vista Outdoor’s audited consolidated and combined financial statements and the notes thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

As previously disclosed, on August 11, 2015, Vista Outdoor completed its private offering of $350 million aggregate principal amount of unregistered 5.875% Senior Notes due 2023 (the “outstanding unregistered notes”). In connection with the private offering of the outstanding unregistered notes, Vista Outdoor entered into a registration rights agreement relating to the outstanding unregistered notes, pursuant to which Vista Outdoor is filing a Registration Statement on Form S-4 with the Securities and Exchange Commission to exchange the outstanding unregistered notes for new notes (the “exchange notes”, and such exchange, the “exchange offer”). The outstanding unregistered notes are, and the exchange notes will be, fully and unconditionally guaranteed, jointly and severally, by Advanced Arrow S.de R.L. de C.V. and Hydrosport, S. de R.L. de C.V., each a 100% owned subsidiary of Vista Outdoor, and by certain of Vista Outdoor’s 100% owned domestic subsidiaries (collectively, the “Subsidiary Guarantors”). The terms of the exchange notes will be identical in all material respects to the terms of the outstanding unregistered notes (except that the transfer restrictions, registration rights and payment of additional interest applicable to the outstanding unregistered notes will not apply to the exchange notes). In connection with the exchange offer, Vista Outdoor will be required, pursuant to Rule 3-10 of Regulation S-X, to include in its financial statements certain financial information with respect to Vista Outdoor, the Subsidiary Guarantors and non-guarantor subsidiaries of Vista Outdoor.

The audited consolidated and combined financial statements of Vista Outdoor and the notes related thereto have been updated solely to include in Note 19, Condensed Consolidating Financial Statements. All other information, including financial information, provided in Vista Outdoor’s Form 10-K for the fiscal year ended March 31, 2016 (the “Form 10-K”), remains unchanged and this Current Report does not modify or update the disclosures in the Form 10-K in any other way. This Current Report should be read in conjunction with the Form 10-K.

Bushnell Financial Statements

As previously disclosed, on November 1, 2013, Bushnell Group Holdings, Inc. was acquired by Alliant Techsystems Inc. (which operated the business of Vista Outdoor prior to February 9, 2015). Due to the significance of the acquisition the audited consolidated statements of operations, comprehensive loss and cash flows of Bushnell Group Holdings, Inc. for the ten months ended October 31, 2013, and the notes thereto, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

CamelBak Financial Statements

As previously disclosed, on August 3, 2015, CamelBak Products, LLC (“CamelBak”) was acquired by Vista Outdoor. Due to the significance of the acquisition the audited consolidated balance sheet of CamelBak as of December 31, 2014 and the audited consolidated statements of operations, comprehensive income and cash flows of CamelBak for the fiscal year ended December 31, 2014, and the notes thereto, are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

The financial information relating to CamelBak as of and for the fiscal year ended December 31, 2014 included herein has been derived from the audited financial statements of CamelBak. Such financial statements were audited under the standards promulgated by the American Institute of Certified Public Accountants, but not the standards promulgated by the Public Company Accounting Oversight Board. We believe that this does not have a material impact on the understanding of CamelBak’s results of operations, financial condition, liquidity and related operating and financial trends.
The unaudited consolidated balance sheet of CamelBak as of June 30, 2015 and the unaudited consolidated statements of operations, comprehensive income and cash flows of CamelBak for the quarter and six months ended June 30, 2015 and 2014, and the notes thereto, are filed as Exhibit 99.4 hereto and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(a)	Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP relating to Vista Outdoor Inc.
23.2	Consent of Deloitte & Touche LLP relating to Bushnell Group Holdings, Inc.
23.3	Consent of Grant Thornton LLP relating to CamelBak Acquisition Corporation and Subsidiaries
99.1
Audited consolidated and combined financial statements of Vista Outdoor and subsidiaries as of March 31, 2016 and 2015 and for each of the years in the three-year period ended March 31, 2016, and the notes thereto.

99.2	Audited consolidated financial statements of Bushnell Group Holdings, Inc. for the ten months ended October 31, 2013, and the notes thereto.
99.3
Audited consolidated balance sheet of CamelBak Acquisition Corporation and Subsidiaries as of December 31, 2014 and audited consolidated statements of operations, comprehensive income and cash flows of CamelBak Acquisition Corporation and Subsidiaries for the fiscal year ended December 31, 2014, and the notes thereto.

99.4
Unaudited condensed consolidated balance sheet of CamelBak Acquisition Corporation and Subsidiaries as of June 30, 2015 and unaudited condensed consolidated statements of operations, comprehensive income and cash flows of CamelBak Acquisition Corporation and Subsidiaries for the three and six months ended June 30, 2015 and 2014

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

		By:	/s/ Stephen M. Nolan
		Name:	Stephen M. Nolan
		Title:	Senior Vice President and Chief Financial Officer

Date:	August 11, 2016

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP relating to Vista Outdoor Inc.
23.2	Consent of Deloitte & Touche LLP relating to Bushnell Group Holdings, Inc.
23.3	Consent of Grant Thornton LLP relating to CamelBak Acquisition Corporation and Subsidiaries
99.1
Audited consolidated and combined financial statements of Vista Outdoor and subsidiaries as of March 31, 2016 and 2015 and for each of the years in the three-year period ended March 31, 2016, and the notes thereto.

99.2	Audited consolidated financial statements of Bushnell Group Holdings, Inc. for the ten months ended October 31, 2013, and the notes thereto.
99.3
Audited consolidated balance sheet of CamelBak Acquisition Corporation and Subsidiaries as of December 31, 2014 and audited consolidated statements of operations, comprehensive income and cash flows of CamelBak Acquisition Corporation and Subsidiaries for the fiscal year ended December 31, 2014, and the notes thereto.

99.4
Unaudited condensed consolidated balance sheet of CamelBak Acquisition Corporation and Subsidiaries as of June 30, 2015 and unaudited condensed consolidated statements of operations, comprehensive income and cash flows of CamelBak Acquisition Corporation and Subsidiaries for the three and six months ended June 30, 2015 and 2014

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document